EXHIBIT 10.2

                                 PROMISSORY NOTE
                                 ---------------


              Loan            Loan
 Principal    Date   Maturity  No.  Call  Collateral  Account  Officer  Initials
$5,500,000   2-3-97                  19      365    4503617482  47440


References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower:  Phoenix Gold         Lender:  UNITED STATES NATIONAL BANK OF OREGON
           International, Inc.           CORPORATE BANKING DIVISION
           9300 N. Decatur               PL-7 OREGON COMMERCIAL LOAN SERVICING
           Portland, OR  97203           555 S.W. OAK
                                         PORTLAND, OR  97204

================================================================================

Principal Amount: $5,500,000.00
Initial Rate:     10.250%
Date of Note:     February 3, 1997

PROMISE TO PAY. PHOENIX GOLD INTERNATIONAL, INC. ("BORROWER") PROMISES TO PAY TO UNITED STATES NATIONAL BANK OF OREGON ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, ON DEMAND, THE PRINCIPAL AMOUNT OF FIVE MILLION FIVE HUNDRED THOUSAND & 00/100 DOLLARS ($5,500,000.00) OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE OF EACH ADVANCE. INTEREST SHALL BE CALCULATED FROM THE DATE OF EACH ADVANCE UNTIL REPAYMENT OF EACH ADVANCE.

PAYMENT. BORROWER WILL PAY THIS LOAN IMMEDIATELY UPON LENDER'S DEMAND. IN ADDITION, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ALL ACCRUED UNPAID INTEREST DUE AS OF EACH PAYMENT DATE, BEGINNING MARCH 1, 1997, WITH ALL SUBSEQUENT INTEREST PAYMENTS TO BE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Lender's Prime Rate. This is the rate of interest which Lender from time to time establishes as its Prime Rate and is not, for example, the lowest rate of interest which Lender collects from any borrower or class of borrowers (the "Index"). The interest rate shall be adjusted without notice effective on the day Lender's prime rate changes. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each Day. THE INDEX CURRENTLY IS 8.250% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE OF 2.000 PERCENTAGE POINTS OVER THE INDEX, RESULTING IN AN INITIAL RATE OF 10.250% PER ANNUM.

PREPAYMENT. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws.
(e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired. lb) Lender in good faith deems itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 7.000 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF OREGON. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF MULTNOMAH COUNTY, THE STATE OF OREGON. SUBJECT TO THE PROVISIONS ON ARBITRATION, THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OREGON.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that ail oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender, regardless of the fact that persons other than those authorized to borrow have authority to draw against the accounts. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this
Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

ARBITRATION. LENDER AND BORROWER AGREE THAT ALL DISPUTES, CLAIMS AND CONTROVERSIES BETWEEN THEM, WHETHER INDIVIDUAL, JOINT, OR CLASS IN NATURE, ARISING FROM THIS NOTE OR OTHERWISE, INCLUDING WITHOUT LIMITATION CONTRACT AND TORT DISPUTES, SHALL BE ARBITRATED PURSUANT TO THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION, UPON REQUEST OF EITHER PARTY. No act to take or dispose of any collateral securing this Note shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; foreclosing by notice and sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing this Note, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Note, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Note shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

LATE CHARGE. If a payment is 19 days or more past due, Borrower will be charged a late charge of 5% of the delinquent payment.

PERIODIC REVIEW. Lender will review the loan periodically. At the time of the review, Borrower will furnish Lender with any additional information regarding Borrower's financial condition and business operations that Lender requests. This information may include, but is not limited to, financial statements, tax returns, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets and forecasts. If upon review, Lender, in its sole discretion, determines that there has been a material adverse change in Borrower's financial condition, Borrower will be in default. Upon default, Lender shall have all rights specified herein.

DEMAND NOTE. BORROWER ACKNOWLEDGES AND AGREES THAT (A) THIS NOTE IS A DEMAND NOTE, AND LENDER IS ENTITLED TO DEMAND BORROWER'S IMMEDIATE PAYMENT IN FULL OF ALL AMOUNTS OWING HEREUNDER, (B) NEITHER ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN ANY OTHER LOAN DOCUMENTS (INCLUDING BUT NOT LIMITED TO, PROVISIONS RELATING TO DEFAULTS, RIGHTS OF CURE, DEFAULT RATE OF INTEREST, INSTALLMENT PAYMENTS, LATE CHARGES, PERIODIC REVIEW OF BORROWER'S FINANCIAL CONDITIONS, AND COVENANTS) NOR ANY ACT OF LENDER PURSUANT TO ANY SUCH PROVISIONS SHALL LIMIT OR IMPAIR LENDER'S RIGHT OR ABILITY TO REQUIRE BORROWER'S PAYMENT IN FULL OF ALL AMOUNTS OWING HEREUNDER IMMEDIATELY UPON LENDER'S DEMAND, AND (C) UPON LENDER MAKING ANY SUCH DEMAND, LENDER SHALL HAVE NO OBLIGATION TO MAKE ANY ADVANCE UNDER THIS NOTE OR UNDER THE LOAN DOCUMENTS.

PRICING MATRIX. After the Inventory Borrowing Cap Reduction Date, the applicable rate of interest shall be based on the Borrower's Tangible Net Worth as set forth on the pricing matrix attached hereto as Exhibit 'A.'

PRIOR NOTE. The Promissory Notes from Borrower to Lender dated January 1, 1997 in the amount of $5,500,000.

GENERAL PROVISIONS. This Note is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on its demand. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY US (LENDER) AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY US TO BE ENFORCEABLE.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

Phoenix Gold International, Inc.

/s/ Timothy G. Johnson - V.P.
--------------------------------
    Authorized Officer

LENDER:

UNITED STATES NATIONAL BANK OF OREGON

By:/s/ Daniel A. Rice - V.P.
   ----------------------------------
   Authorized Officer

                                  EXHIBIT 'A'
                                  -----------


This exhibit is attached and made a part of that certain Promissory Note for $5,500,000, dated February 3, 1997, from Phoenix Gold International, Inc. (Borrower) to United States National Bank of Oregon (Lender).

                                 Pricing Matrix
                                 --------------

After the Inventory Borrowing Cap Reduction Date, the applicable rate of interest will be governed by the Borrower's Tangible Net Worth and will be reviewed and adjusted monthly, as expressed in the following matrix:

          Tangible Net Worth                 Interest Rate
          ------------------                 -------------

          Greater than or equal to           Prime + 0
          $12,8000,000.00

          Greater than or equal to           Prime + .50%
          $12,000,000.00 but less than
          $12,800,000.00

          Greater than or equal to           Prime + 1.25%
          $10,800,000.00 but less than
          $12,000,000.00

          Greater than or equal to           Prime + 2.00%
          $9,775,000.00 but less than
          $10,800,000.00

          Less than $9,775,000.00            Default Rate



PHOENIX GOLD INTERNATIONAL, INC.


By: /s/ Timothy G. Johnson
   ----------------------------------

Title:  V.P.
      -------------------------------


UNITED STATES NATIONAL BANK OF OREGON


By: /s/ Daniel A. Rice
   ----------------------------------

Title:  V.P.
      -------------------------------